UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

ASTORIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Astoria Bank Plaza, Lake Success, New York	11042-1085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 2, 2017 (the “Closing Date”), Astoria Financial Corporation (the “Company”) completed its previously announced merger (the “Merger”) with Sterling Bancorp (the “Sterling”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 6, 2017, between the Company and Sterling.  At the effective time of the Merger (the “Effective Time”), the Company merged with and into Sterling, with Sterling as the surviving corporation in the Merger.  Pursuant to the terms of the Merger Agreement, each holder of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), has the right to receive 0.875 of a share of common stock of Sterling (the “Merger Consideration”), par value $0.01 per share (the “Sterling Common Stock”), for each share of Company Common Stock held immediately prior to the Effective Time, with cash to be paid in lieu of fractional shares.

Also, at the Effective Time, each outstanding restricted share and restricted stock unit award granted by Astoria fully vested, with any performance-based vesting condition deemed fully satisfied to the extent provided in the applicable award agreement (or achieved at the target level, if more than one level of achievement was contemplated), and was cancelled and converted automatically into the right to receive the Merger Consideration in respect of each share of Company Common Stock underlying such restricted share and restricted award unit.  At the Effective Time, each share of Astoria’s 6.50% Non-Cumulative Perpetual Preferred Stock Series C, par value $1.00 per share, with a liquidation preference of $1,000 per share (“Company Preferred Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive one (1) share of the Company’s preferred stock, designated as Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, with a liquidation preference of $1,000 per share (“Sterling Preferred Stock”).

Immediately following the Merger, Astoria Bank, a federal savings association and a wholly-owned subsidiary of the Company, merged with and into Sterling National Bank, a national bank and a wholly owned subsidiary of Sterling, with Sterling National Bank as the surviving entity.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 9, 2017, and incorporated herein by reference.

Item 3.01	Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (“NYSE”) that the certificate of merger had been filed with the State of Delaware and that, at the Effective Time, each share of Company Common Stock was cancelled and converted into the right to receive the Merger Consideration and that each share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive one (1) share of Sterling Preferred Stock. In addition, the Company requested that the NYSE delist the Company Common Stock and depositary shares representing interests in shares of the Company Preferred Stock (the “Depositary Shares”). Trading of the Company Common Stock and Depositary Shares on the NYSE was suspended as of the opening of business on October 2, 2017. The Company also requested that the NYSE file a notification of removal from listing and registration on Form 25 with the Securities and Exchange Commission (the “SEC”) to effect the delisting of the Company Common Stock and the Depositary Shares from the NYSE and the deregistration of the Company Common Stock and Depositary Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 requesting the termination of registration of the Company Common Stock and Depositary Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders

As a result of the Merger, (i) each holder of Company Common Stock ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration as set forth in the Merger Agreement and (ii) each holder of Company Preferred Stock ceased to have any rights as a preferred stockholder of the Company other than the right to receive shares of Sterling Preferred Stock as set forth in the Merger Agreement.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant

Upon completion of the Merger, the Company merged with and into Sterling, with Sterling as the surviving corporation in the Merger.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Merger and as contemplated by the Merger Agreement (and not because of any disagreement with the Company), all of the directors and executive officers of the Company resigned from the board of directors of the Company and/or as executives of the Company, effective immediately prior to the Effective Time. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As a result of the Merger, at the Effective Time, the Company ceased to exist and Sterling continued as the surviving corporation. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Sterling in effect at the Effective Time remained the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Sterling as the surviving corporation in the Merger.

Copies of Sterling’s Amended and Restated Certificate of Incorporation, Certificate of Amendment of Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and Certificate of Designations of 6.5% Non-Cumulative, Perpetual Preferred Stock, Series A are included as Exhibits 3.1, 3.2, 3.3 and 3.4 hereto, respectively, each of which is incorporated by reference herein. The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 6, 2017, between Astoria Financial Corporation and Sterling Bancorp (attached as Exhibit 2.1 to Astoria Financial Corporation’s Current Report on Form 8-K filed on March 9, 2017, and incorporated herein by reference).
3.1	Amended and Restated Certificate of Incorporation of Sterling Bancorp
3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Sterling Bancorp
3.3	Amended and Restated Bylaws of Sterling Bancorp
3.4	Certificate of Designations of 6.50% Non-Cumulative, Perpetual Preferred Stock, Series A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP
As successor to Astoria Financial Corporation

Date: October 2, 2017	By:	/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and Chief Financial Officer